                               Pearl Mutual Funds

                                  Annual Report

                                December 31, 2001

www.pearlfunds.com                                            PEARL [LOGO] FUNDS

2610 Park Avenue  PO Box 209  Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

Pearl Mutual Funds

2001 Annual Report
--------------------------------------------------------------------------------

                                                                            Page
     Letter from the Investment Management Team .............................. 1

     Performance Review .................................................. 2 - 3

     Investment Strategy ................................................. 3 - 5

     Investment Management ................................................... 5

     Pearl Total Return Fund Overview .................................... 6 - 9

     Pearl Aggressive Growth Fund Overview ............................. 10 - 11

     General Information .................................................... 12

     Trustees and Officers ............................................. 13 - 15

     Independent Auditors' Report ........................................... 16

     Pearl Total Return Fund Financial Statements ...................... 17 - 22

     Pearl Aggressive Growth Fund Financial Statements ................. 23 - 28


                       [LETTERHEAD OF PEARL MUTUAL FUNDS]

CHAIRMAN & PRESIDENT
David M. Stanley

EXECUTIVE VICE PRESIDENT
Robert H. Solt

VICE PRESIDENT OF
INVESTMENT
MANAGEMENT
Kevin J. Burns

TRUSTEES
John W. Axel
Jeffrey R. Boeyink
Douglas B. Coder
Dr. David N. DeJong
David L. Evans
David M. Stanley
Robert W. Toborg

STAFF
Karen M. Brookhart
Peggy A. Cherrier
Karen J. Grell
Renata R. LaMar

                                                               February 20, 2002

Dear Fellow Shareholders:

We think you will enjoy this report.

NO, 2001 was not an enjoyable year for investors - another volatile and difficult stock market year. A slowing economy, made worse by the tragic terrorist attacks, led many worried investors to sell stocks. A strong fourth-quarter stock market recovery was helpful, but most stock indexes still had large losses for the year.

YES, we believe you will be pleased that:

     . BOTH FUNDS HAD A POSITIVE TOTAL RETURN AND OUTPERFORMED ALL THEIR COMPARISON INDEXES in 2001 (Pearl Aggressive Growth Fund since its inception on July 2).

     . Pearl Total Return Fund had TWO UP YEARS, with small but positive total returns in both 2000 and 2001, while most stock indexes had two down years back-to-back for the first time since 1973-74.

Please see the performance figures, financial statements, and other information in this report and in the Prospectus. Past performance does not guarantee future results.

We again welcome all the new shareholders, and the shareholders of Pearl Total Return Fund who have also chosen to become Pearl Aggressive Growth Fund shareholders. Shareholders also have the privilege to exchange shares of either Fund for shares of the other Fund as stated on page 13 of the Prospectus.

Thank you for your confidence in Pearl Mutual Funds. We continue working to improve performance and achieve long-term growth of your investment.

YOU ARE INVITED TO VISIT OUR WEBSITE AT WWW.PEARLFUNDS.COM
                                        ------------------

PLEASE CALL, WRITE, FAX, OR E-MAIL US IF YOU HAVE ANY QUESTION.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:


/s/ Kevin J. Burns      /s/ Robert H. Solt              /s/ David M. Stanley
Kevin J. Burns          Robert H. Solt                  David M. Stanley
Vice President of       Executive Vice President,       Chairman and
Investment Management   Secretary, and Treasurer        President

Pearl Mutual Funds

Performance Review as of December 31, 2001
--------------------------------------------------------------------------------

REVIEW OF 2001 PERFORMANCE. YEAR 2001 TOTAL RETURNS OF PEARL TOTAL RETURN FUND,
--------------------------
PEARL AGGRESSIVE GROWTH FUND, AND EACH FUND'S COMPARISON INDEXES: *


FOR THE YEAR ENDED 12-31-01                              FROM 7-2-01 (INCEPTION) TO 12-31-01 **
PEARL TOTAL RETURN FUND                +  3.13%          PEARL AGGRESSIVE GROWTH FUND                               +  0.60%
MSCI World Index                       - 16.82%          MSCI World Index                                           -  7.02%
Value Line (Geometric) Index           -  6.08%          Value Line (Geometric) Index                               -  7.60%
Wilshire 5000 Index                    - 10.97%          Wilshire 5000 Index                                        -  5.50%
All Equity Funds Average (Lipper)      - 13.30%          Standard & Poor's 500 Index                                -  5.57%
All Long-Term Taxable Funds Average    -  8.56%          All Equity Funds Average (Lipper)                          -  6.34%

     * All total returns include dividends reinvested, except Value Line Index. However, the total returns do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
     ** Not annualized.

We are very pleased both Funds strongly outperformed all five of their benchmark indexes over their respective timeframes in 2001. The total returns of both Funds were modest, but very welcome in a year that was difficult for most stocks and disastrous for many. Past performance does not predict future performance.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund's shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

2001 PERFORMANCE FACTORS. TOTAL RETURN FUND and AGGRESSIVE GROWTH FUND'S
------------------------
comparative performance and total return during 2001 were affected by many factors, including the Funds' investment strategy and decisions by the Funds' investment manager, Pearl Management Company. These factors include:

     . Most U.S. stocks declined during 2001, with major declines in some market sectors. The U.S. stock market continued to show a marked divergence in 2001 that was similar to 2000. Most perceived "value" stocks strongly outperformed most "growth" stocks. High-quality bonds had a good year as interest rates came down. High-yield bonds also had a slightly positive year. These performance trends affected both Funds.

     . TOTAL RETURN FUND had a small defensive position -- 6% to 8% of its total assets in cash and bond funds -- throughout 2001. This helped reduce the Fund's risk and helped its performance in the difficult 2001 market environment.

     . During 2001 a majority of TOTAL RETURN FUND'S U.S. equity mutual fund investments were in relatively conservative funds with below-average risk records and a "value" emphasis. This resulted in lower risk. It also helped the Fund's favorable comparative performance. The Fund's value fund investments were strong positive contributors.

     . During 2001 TOTAL RETURN FUND continued but gradually reduced its significant investment in global and international equity funds. As a group, foreign stock markets had another poor year for U.S. investors, even poorer than the U.S. stock market. However, the returns overseas followed the U.S. pattern in that value-oriented mutual funds performed much better than growth-oriented funds. Fortunately, Total Return Fund had more exposure to the value side of foreign markets during 2001, and this helped the Fund's performance.

     . AGGRESSIVE GROWTH FUND was fully invested (meaning 95% or more of the Fund's net assets) in equity mutual funds at all times from its inception on July 2, except for brief periods when new money was in transition to new investments. Aggressive Growth Fund was more growth-oriented than Total Return Fund, but also held several value-oriented funds. Most of Aggressive Growth Fund's value fund investments helped performance, while most of its international fund investments hurt performance. However, this Fund's U.S. growth fund investments outperformed their peers, helping this Fund's positive total return and positive comparative performance.

     . Pearl Management Company, the Funds' investment manager, continues to use and develop a proprietary method of compiling and evaluating data on a large number of mutual funds. We believe this has improved management's selection of mutual funds.


Investment Strategy
--------------------------------------------------------------------------------

TOTAL RETURN FUND is a fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when management believes a lower percentage is justified by high risks affecting stock markets.

AGGRESSIVE GROWTH FUND is a fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds.

"Equity mutual funds" means funds that invest mostly in common stocks and other equity securities, or whose objective is growth or capital appreciation.

NO-LOAD INVESTING. Both Funds are completely no-load -- no sales charge, no
-----------------
redemption fee, no distribution fee (12b-1 fee). The Funds can invest only in no-load (no sales charge and no redemption fee), low-load (2% or lower), or load-waived (due to large purchases) mutual funds. (The Funds can also invest in closed-end funds but have not yet done so.) The Funds seek to avoid sales charges completely. However, some of the mutual funds in which the Funds may invest may impose a 12b-1 fee. During 2001 the Funds DID NOT PAY ANY SALES CHARGE OR ANY REDEMPTION FEE. ALL of the Funds' investments in 2001 were made on a NO-LOAD basis.

The Funds' investments in many mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Funds are able to select no-load investments from a very wide range of funds. At year-end TOTAL RETURN FUND held three funds (comprising 16% of the Fund's total assets) that would require the average investor to pay a sales charge in the 3-6% range, but the Fund bought the shares of these funds on a no-load basis. AGGRESSIVE GROWTH FUND did not hold any load-waived funds at year-end.

Another benefit to shareholders is that the Funds have access to some mutual funds that are closed to new accounts. At year-end TOTAL RETURN FUND held six funds (comprising 39% of its total assets) that are no longer open to new investors. AGGRESSIVE GROWTH FUND held three closed funds (comprising 29% of its total assets) at year-end.

CURRENT INVESTMENTS. On December 31, 2001, 92.5% of TOTAL RETURN FUND'S total
-------------------
assets were invested in a diversified group of equity mutual funds, 6.2% in a high-yield bond fund, 1.0% in a high-quality bond fund, and 0.3% in cash. This Fund was 92-94% invested in equity funds throughout 2001.

On December 31, 2001, 99.8% of AGGRESSIVE GROWTH FUND'S total assets were invested in a diversified group of equity mutual funds, with only 0.2% in cash. In keeping with its investment strategy, the Fund was fully invested in equity funds at all times since its inception.

Year-end investments of both Funds are listed in the attached financial statements. Portfolio investments are subject to change.

We still see many risks in the U.S. stock market, including what we believe to be continued overvaluation in some areas (primarily in technology and other growth-style sectors), the timing and strength of economic recovery in the U.S. and abroad, heavy pressures on corporate earnings, and potential panic and capitulation by investors if the bear market resumes. However, stock valuations improved after the sharp declines during the past two years. The Federal Reserve Board's strong reductions of interest rates over the past year are very positive for stocks. Although always difficult to judge, we believe the reward/risk ratio is somewhat positive for the short to intermediate term. We also believe the near-term outlook favors value-oriented funds and small-to-mid-cap funds, and their outperformance during the past two years (after several years of underperformance) is likely to continue for a while.

Compared to the U.S., we believe the important factors of valuation, sentiment, and monetary conditions still look favorable for international markets as a whole. Economic difficulty is also a concern outside the U.S., but we believe foreign stocks overall still appear to offer a slightly better reward/risk ratio than U.S. stocks, especially foreign small-cap and mid-cap stocks.

Weighing these factors, TOTAL RETURN FUND is very close to being fully invested in equity mutual funds. We believe the 6% high-yield bond fund position has some equity-like characteristics. Most of this Fund's investments are in fairly conservative equity funds that emphasize value, and in equity funds that hold mostly small-to-mid-cap stocks rather than large-caps. TOTAL RETURN FUND is primarily invested in U.S. equity funds and also has a significant investment in international stock funds.

AGGRESSIVE GROWTH FUND continues to be fully invested in equity mutual funds. In comparison with Total Return Fund, AGGRESSIVE GROWTH FUND'S portfolio as a whole is more volatile, includes more growth-oriented funds but also several value-oriented funds, has a similar emphasis on small-to-mid-cap stocks, and has a smaller but significant investment in foreign stock funds.

A more precise way to measure each Fund's asset allocation is its investment portfolio asset breakdown, which counts each Fund's indirect investments through the mutual funds held in its portfolio, using the most recent information on the portfolio assets of those mutual funds. Using this method, on December 31, 2001 each Fund's investment portfolio asset breakdown was:

                                           TOTAL RETURN FUND       AGGRESSIVE GROWTH FUND
                                           -----------------       ----------------------
                                                (as a percentage of total assets)
          U.S. Stocks                            52.0%                     61.3%
          Foreign Stocks                         33.1%                     28.4%
          Bonds                                   7.2%                      0.2%
          Cash                                    7.7%                     10.1%

For example, TOTAL RETURN FUND'S direct cash position was 0.3%, but the percentage increases to 7.7% when the varying amounts of cash held by the mutual funds in the Fund's portfolio are added. The Funds' asset allocations and portfolio holdings will vary with changes in the portfolio investments.

We diligently seek to select the best mutual funds in view of changing market conditions. With this goal in mind, we have made several portfolio changes during 2002 to date. Taking into account the opportunities and the risks, we believe each Fund's current portfolio mix is appropriate for the current market environment. However, portfolio holdings are subject to change.

TOP 5 FUND HOLDINGS AS OF DECEMBER 31, 2001 (as a percentage of total assets):
-------------------------------------------


PEARL TOTAL RETURN FUND:                                     PEARL AGGRESSIVE GROWTH FUND:
Berger Small Cap Value, Institutional          14.16%        Wasatch Micro Cap                               14.31%
First Eagle SoGen Overseas, Institutional      14.03%        Longleaf Partners International                 12.03%
Oakmark Select, Class I                        12.70%        Bogle Small Cap Growth, Institutional           10.56%
Wasatch Core Growth                            10.78%        Dreyfus Emerging Markets                        10.30%
Oakmark International, Class I                 10.01%        Oakmark Fund, Class I                            9.42%


Investment Management
--------------------------------------------------------------------------------
Pearl Mutual Funds' investment manager (the "Manager") is Pearl Management Company (previously named Mutual Selection Management Company). The Manager's Investment Committee, including Kevin J. Burns, Robert H. Solt, and David M. Stanley, manages each Fund's portfolio.

Kevin J. Burns is Vice President of Investment Management and Chief Investment Officer of Pearl Mutual Funds and the Manager, and is a Director of the Manager. Since January 1996 he has been an Officer of Pearl Mutual Funds (and its predecessor, Mutual Selection Fund, Inc.) and the Manager, beginning as Research Director. Before 1996, he was engaged in investment management and fund-raising for Operation Mobilization, a Christian charitable organization. His degrees include a BA (Economics) from Simpson College and an MA (Finance and Investment) from the University of Exeter, Exeter, England. He is a Chartered Mutual Fund Counselor.

Robert H. Solt is Executive Vice President, Chief Operating Officer, and Chief Financial Officer of Pearl Mutual Funds and the Manager, and is a Director of the Manager. Since February 2001 he has been an Officer of Pearl Mutual Funds and the Manager, beginning as Vice President. Previously, Mr. Solt was an Officer of Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization, each a nonprofit public interest organization; he was employed by those organizations continuously since 1991. His degrees include a BA (Economics) and a MA (Economics) from Eastern Illinois University.

David M. Stanley is Chairman, President, Chief Executive Officer, and a Trustee of Pearl Mutual Funds and has held these or similar positions with Pearl Mutual Funds and its predecessor continuously since 1972. He also holds the same offices with the Manager, is a Director of the Manager, and has held these or similar positions continuously since 1972. Through 1995, he was Chairman and a Director of Stanley, Lande & Hunter (and its predecessor), a professional corporation of attorneys. His degrees include a BA (Political Science) and a JD
(Law) from the University of Iowa.

OTHER STAFF PERSONS PROVIDING SERVICES FOR THE FUNDS AND SHAREHOLDERS:
----------------------------------------------------------------------

Karen M. Brookhart, Administrative Assistant to the Vice President of Investment Management
Peggy A. Cherrier, Assistant Secretary and Administrative Assistant
Karen J. Grell, Assistant Treasurer and Accountant
Renata R. LaMar, Assistant Treasurer and Financial Administrator

For more information, go to www.pearlfunds.com -- pages on Management and Real,
Live People.                ------------------

                             Pearl Total Return Fund

TOTAL RETURN. Pearl Total Return Fund's 2001 total return was + 3.13%. This
-------------
small gain is encouraging because 2001 was a down year for so many stocks and mutual funds.

The Fund's total return was + 1.56% in 2000, + 26.99% in 1999, + 4.60% in 1998,
+ 14.75% in 1997, + 14.19% in 1996, and + 21.13% in 1995.

Past performance does not predict future performance. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.


NET ASSET VALUE & DIVIDEND. Total Return Fund's net asset value per share grew
---------------------------
3.13%, from $10.54 (ex-dividend) at December 31, 2000 to $10.87 at December 31, 2001. The $10.87 net asset value was then reduced to $10.75 by payment of the year-end income dividend of $.1199 per share. There was no capital gain distribution for 2001. The dividend did not change the Fund's total return.

Net Asset Value, December 31, 2000 (ex-dividend)                       $ 10.54

Total return, year 2001 (+ 3.13%)                                          .33
                                                                         -----

Net Asset Value, December 31, 2001 (before dividend)                     10.87

Income dividend per share ($.1199, rounded to nearest whole cent)          .12
                                                                         -----

Net Asset Value, December 31, 2001 (ex-dividend)                         10.75


YEAR-END 2001 DIVIDEND. Last month we mailed your Shareholder Account Statement
-----------------------
showing your 2001 dividend and the total net asset value of your Total Return Fund shares at year-end. Nearly all shareholders reinvested this dividend as of December 31 to buy more Total Return Fund shares at the ex-dividend net asset value of $10.75 per share.

We also mailed to you last month a Tax Form 1099-DIV for your 2001 year-end dividend. However, you did not receive a 1099-DIV if your dividend was less than $10.


NET ASSETS of Total Return Fund were reduced from $58,874,641 at December 31,
----------
2000 to $46,807,185 at December 31, 2001. This was primarily due to shareholder exchanges from Total Return Fund into Aggressive Growth Fund.

                             Pearl Total Return Fund

10-YEAR PERFORMANCE. Pearl Total Return Fund's 10-year performance record is
--------------------
summarized in this graph:

                    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *
(as of 12-31 each year) (with dividends reinvested, except for Value Line Index)

                                    [GRAPH]

                         Pearl Total Return Fund Average
                              Annual Total Return
                          1 Year      5 Years    10 Years
                          + 3.13%     + 9.81%     + 10.07%

                           10-Year Growth Calculation

                    Lipper      Lipper     Lipper   Lipper    MSCI    MSCI     Value
            MSF   All Equity  All Equity   All LT   All LT    World   World    Line
MSF       Growth   Fds. Avg     Growth*   Tax. Fds  Growth*   Index   Growth   Index
$10,000            $10,000                $10,000            $10,000          $10,000
$10,780   7.80%    $10,927       9.27%    $10,880    8.80%   $ 9,477  -5.23%  $10,695
$12,211  13.27%    $12,983      18.82%    $12,535   15.21%   $11,609  22.50%  $11,842
$11,821  -3.19%    $12,691      -2.25%    $12,189   -2.76%   $12,199   5.08%  $11,130
$14,319  21.13%    $15,871      25.05%    $14,831   21.68%   $14,727  20.72%  $13,277
$16,351  14.19%    $18,683      17.72%    $16,847   13.59%   $16,712  13.48%  $15,053
$18,762  14.75%    $21,950      17.49%    $19,356   14.89%   $19,346  15.76%  $18,223
$19,625   4.60%    $24,402      11.17%    $21,245    9.76%   $24,054  24.34%  $17,533
$24,922  26.99%    $32,562      33.44%    $26,201   23.33%   $30,054  24.94%  $17,287
$25,311   1.56%    $31,094      -4.51%    $25,761   -1.68%   $26,093 -13.18%  $15,780
$26,104   3.13%    $26,958     -13.30%    $23,556   -8.56%   $21,704 -16.82%  $14,820


Value     Wilshire     Wilshire
 Line       5000         5000        Year
Growth     Index        Growth        End
           $10,000                   1991
 6.95%     $10,899       8.99%       1992
10.72%     $12,129      11.29%       1993
-6.01%     $12,121      -0.07%       1994
19.29%     $16,540      36.46%       1995
13.38%     $20,047      21.20%       1996
21.06%     $26,320      31.29%       1997
-3.79%     $32,486      23.43%       1998
-1.40%     $40,140      23.56%       1999
-8.72%     $35,753     -10.93%       2000
-6.08%     $31,831     -10.97%       2001


     * The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

Total Return Fund's average annual total return was + 10.07% during the last 10 years and + 9.81% over the last five years. The value of an investment in Total Return Fund grew 161% during the last 10 years and grew 60% during the last five years. We believe these are healthy rates of total return, but we seek to continue improving them.

Past performance does not predict future performance. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 12 for a description of each index.

PERFORMANCE OF PEARL TOTAL RETURN FUND AND COMPARISON INDEXES THROUGH 2001:

AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED 12-30-01
With dividends reinvested (except for Value Line Index):      1 YEAR      5 YEARS      10 YEARS
Pearl Total Return Fund                                       + 3.13%     + 9.81%      + 10.07%
MSCI World Index                                              -16.82%     + 5.37%       + 8.06%
Value Line (Geometric) Index                                  - 6.08%     - 0.31%       + 4.01%
Wilshire 5000 Index                                           -10.97%     + 9.70%       +12.28%
All Equity Funds Average (Lipper)                             -13.30%     + 6.88%       +10.43%
All Long-Term Taxable Funds Average (Lipper)                  - 8.56%     + 6.59%       + 8.95%

See Page 12 for a description of each index.

                             Pearl Total Return Fund

RISK-ADJUSTED TOTAL RETURN. Two factors should be considered together in
--------------------------
assessing a mutual fund's performance: its total return and its risk. Therefore, we measure Pearl Total Return Fund's total return in relation to the risk (volatility) it incurred, and then we compare this risk-adjusted return with the Fund's five benchmark indexes.

STANDARD DEVIATION is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A LOW standard deviation is desirable.

ANNUALIZED STANDARD DEVIATIONS OF PEARL TOTAL RETURN FUND AND COMPARISON INDEXES THROUGH 12-31-01. During each of these three periods - one year, three years, and five years -- the Fund was less volatile (less risky) than four of its five benchmark indexes:


                   STANDARD DEVIATIONS:                         1 YEAR          3 YEARS         5 YEARS
        PEARL TOTAL RETURN FUND                                 15.36%          14.94%          15.34%
        MSCI World Index                                        17.93%          16.04%          17.74%
        Value Line (Geometric) Index                            21.68%          17.18%          18.59%
        Wilshire 5000 Index                                     20.25%          19.42%          21.33%
        All Equity Funds Average                                18.50%          19.18%          21.22%
        All Long-Term Taxable Funds Average                     13.69%          13.90%          14.86%

        See page 12 for a description of each index.

The SHARPE RATIO is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (excess total return above the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A HIGH Sharpe ratio is desirable.

SHARPE RATIOS OF PEARL TOTAL RETURN FUND AND COMPARISON INDEXES THROUGH
12-31-01:


                      SHARPE RATIOS:                            1 YEAR          3 YEARS         5 YEARS
        PEARL TOTAL RETURN FUND                                 - 0.04           + 0.38          + 0.39
        MSCI World Index                                        - 1.18           - 0.60          + 0.02
        Value Line (Geometric) Index                            - 0.46           - 0.71          - 0.38
        Wilshire 5000 Index                                     - 0.75           - 0.34          + 0.27
        All Equity Funds Average                                - 0.95           - 0.09          + 0.11
        All Long-Term Taxable Funds Average                     - 0.92           - 0.12          + 0.13

        See page 12 for a description of each index.

Since neither Total Return Fund nor any of the comparison indexes performed better than Treasury bills in the difficult market of 2001, all of the Sharpe ratios were negative. However, we are very pleased that the Fund's 2001 risk-adjusted performance was the best in the group.

It is even more encouraging that Total Return Fund's risk-adjusted performance was better than all five of its benchmark indexes over the longer periods of three and five years.

                             Pearl Total Return Fund

PERFORMANCE SUMMARY: PEARL TOTAL RETURN FUND. We are very encouraged by Total
--------------------------------------------
Return Fund's performance:

    . Two up years -- total returns of + 1.56% in 2000 and + 3.13% in 2001 -- while most stock market indexes had two down years. These Total Return Fund gains are small, but we believe any gain is welcome when the overall stock market is down.

    . The Fund's total return outperformed all five comparison indexes in 2001, outperformed all five indexes during the last 5 years, and outperformed three of the five indexes over the last ten years.

    . The Fund's risk-adjusted total return outperformed all five comparison indexes during the last one year, three years, and five years.

Past performance does not predict future performance.

We believe it is difficult for a mutual fund to outperform any market index or average over a period of years when the stock market is generally rising. Your Fund invests in mutual funds. That gives you the advantage of double diversification, and the disadvantage that the Fund's total return is slightly reduced by its total expenses. We help this situation by having one of the lowest expense ratios for a fund of its type (see Fund Expenses below).

However, "difficult" is not "impossible". We are working to outperform all of the comparison indexes and believe we are making good progress.

FUND EXPENSES AND EXPENSE LIMIT. Total Return Fund's total expenses were 0.94%
-------------------------------
of the Fund's average net assets during 2001. We believe this 0.94% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Total Return Fund's total operating expenses cannot exceed 0.96% of average net assets up to $30 million, 0.90% of average net assets from $30 million to $100 million, and 0.78% of average net assets over $100 million. Pearl Management Company reimburses the Fund for all ordinary operating expenses (including all management and administrative fees) exceeding these expense ratios. This expense limit is established by contract and will continue at least through December 31, 2005. A reimbursement lowers the expense ratio and increases overall return to investors. See Note 5 to the financial statements.

                          Pearl Aggressive Growth Fund

TOTAL RETURN. Pearl Aggressive Growth Fund's 2001 total return, since its
------------
inception on July 2, 2001, was + 0.60% (not annualized). We are encouraged by this small gain in the difficult market environment.

Past performance does not predict future performance. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.

NET ASSET VALUE; DIVIDEND & DISTRIBUTION. Aggressive Growth Fund's net asset
----------------------------------------
value per share grew 0.60%, from $10.00 at the Fund's inception on July 2, 2001 to $10.06 at December 31, 2001. The $10.06 net asset value was then reduced to $9.90 by payment of the year-end dividend and distribution: total $.1587 per share. The dividend and distribution did not change the Fund's total return.

Net Asset Value, July 2, 2001 (inception)                               $  10.00

Total return, since inception (+ 0.60%)                                      .06
                                                                           -----

Net Asset Value, December 31, 2001 (before dividend and distribution)      10.06

Dividend and distribution (actual amounts rounded to nearest whole cent):
      Income dividend per share, $.0621                                      .06
      Long-term capital gains distribution per share, $.0966                 .10
                                                                           -----
      Total dividend and distribution per share, $.1587                      .16
                                                                           -----

Net Asset Value, December 31, 2001 (ex-dividend and distribution)           9.90

YEAR-END 2001 DIVIDEND AND DISTRIBUTION. Last month we mailed your Shareholder
---------------------------------------
Account Statement showing your 2001 dividend and distribution and the total net asset value of your Pearl Aggressive Growth Fund shares at year-end. Most shareholders reinvested the dividend and distribution as of December 31 to buy more Aggressive Growth Fund shares at the net asset value (ex-dividend and distribution) of $9.90 per share.

We also mailed to you last month a Tax Form 1099-DIV for your 2001 year-end dividend and distribution. However, you did not receive a 1099-DIV if your dividend was less than $10.

NET ASSETS of Aggressive Growth Fund grew from its initial $100,000 capital to
----------
$15,845,635 at December 31, 2001. Most of this growth came from Total Return Fund shareholders who exchanged some of their Total Return Fund shares into Aggressive Growth Fund shares.

                          Pearl Aggressive Growth Fund

PERFORMANCE OF PEARL AGGRESSIVE GROWTH FUND AND COMPARISON INDEXES SINCE
INCEPTION:


            FROM 7-2-01 (INCEPTION) TO 12-31-01 *
            With dividends reinvested (except Value Line Index)
            PEARL AGGRESSIVE GROWTH FUND                              + 0.60%
            MSCI World Index                                          - 7.02%
            Value Line (Geometric) Index                              - 7.60%
            Wilshire 5000 Index                                       - 5.50%
            Standard & Poor's 500 Index                               - 5.57%
            All Equity Funds Average (Lipper)                         - 6.34%

            See page 12 for a description of the indexes.

            * Not annualized. The total returns in this report, including all tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

We are very encouraged by the Fund's outperformance of all five of its comparison indexes since its inception on July 2. It was not an ideal time to begin an aggressive growth fund, and we are pleased with even a small gain during these first six months.

Risk-adjusted total return of Aggressive Growth Fund will be reported after this Fund has a full year of operations.

FUND EXPENSES AND EXPENSE LIMIT. Aggressive Growth Fund's total expenses
-------------------------------
(annualized) were 0.96% of the Fund's average net assets in 2001. We believe this 0.96% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Aggressive Growth Fund's total operating expenses cannot exceed 0.96% of average net assets up to $30 million, 0.90% of average net assets from $30 million to $100 million, and 0.78% of average net assets over $100 million. Pearl Management Company reimburses the Fund for all ordinary operating expenses (including all management and administrative fees) exceeding these expense ratios. This expense limit is established by contract and will continue at least through December 31, 2005. A reimbursement lowers the expense ratio and increases overall return to investors. See Note 5 to the financial statements.

General Information
--------------------------------------------------------------------------------

This report, including the financial statements, is provided for the general information of the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please read the Prospectus carefully before you invest or send money. For more information on either Fund, including fees and expenses, please call (toll-free) 866-747-9030, or visit our Website at www.pearlfunds.com.
------------------

This report is not an offer or a solicitation of an offer to buy any of the Pearl Mutual Funds, nor shall any of the Pearl Mutual Funds be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under the securities law of that jurisdiction.

All references to any year or period mean the year or period ended December 31.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you receive this report. For recent performance information, go to www.pearlfunds.com.
                   ------------------

All investments involve risks. Even though PEARL TOTAL RETURN FUND and PEARL AGGRESSIVE GROWTH FUND each invest in many mutual funds, that investment strategy cannot eliminate risk.

Total returns for PEARL AGGRESSIVE GROWTH FUND are not annualized.

From July 1, 1972 through July 1, 2001, PEARL TOTAL RETURN FUND'S shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

DESCRIPTION OF INDEXES: The MSCI World Index is an unmanaged index that is
----------------------
market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights a broad range of publicly-traded U.S. common stocks included in The Value Line Investment Survey and is generally representative of the performance of the average U.S. common stock. The Wilshire 5000 index is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The Standard & Poor's (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The All Equity Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all equity-oriented mutual funds as classified and calculated by Lipper Inc. The All Long-Term Taxable Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all long-term taxable mutual funds as classified and calculated by Lipper Inc.

The holdings of each of the Pearl Mutual Funds are not identical to the MSCI World Index, the Value Line (Geometric) Index, the Wilshire 5000 Index, the S & P 500 Index, the All Equity Funds Average (Lipper), the All Long-Term Taxable Funds Average (Lipper), or any other market index. Therefore, the performance of each Fund will not mirror the returns of any particular index. It is not possible to invest directly in an index.

TRUSTEES AND OFFICERS
---------------------

The names of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

                                                  DATE FIRST
                                                  ELECTED OR
   NAME AND AGE            POSITIONS HELD         APPOINTED            PRINCIPAL OCCUPATIONS                        OTHER
    AT 12-31-01               WITH FUNDS          TO OFFICE **         DURING PAST 5 YEARS                       DIRECTORSHIPS
   -----------               ----------           ------------         -------------------                       -------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUNDS: *

David M. Stanley, 73       Chairman,              July          Chairman, President, Chief Executive             Midwest
                           President, Chief       1972          Officer, Assistant Secretary, and Director,      Management
                           Executive Officer,                   Pearl Management Company.                        Corporation
                           Assistant                                                                             (private
                           Secretary, and                                                                        investment
                           Trustee                                                                               company).

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS:

John W. Axel, 60           Trustee                December      Owner and Chief Executive Officer, Iowa          None.
                                                  1974          Companies, Inc. (holding company);
                                                                President, Environmental Services Inc.
                                                                (waste hauling).

Jeffrey R. Boeyink, 39     Trustee                October       Executive Vice President, Iowans for Tax         None.
                                                  1997          Relief, Tax Education Foundation, and
                                                                Tax Education Support Organization
                                                                (nonprofit public interest organizations).


Douglas B. Coder, 65       Trustee                December      Owner, Coder Co. (business brokerage);           None
                                                  1974          Owner, DBC Realty (investments);
                                                                Chairman and Director, Catalyst
                                                                International (software).

Dr. David N. DeJong, 38    Trustee                December      Associate Professor of Economics,                None.
                                                  1998          University of Pittsburgh.

David L. Evans, 60         Trustee                June          Business Consultant, Evanwood Corp.              None.
                                                  1977          (consulting) since Jan. 1992; prior thereto,
                                                                Chief Financial Officer, Netbeam, Inc.
                                                                (Internet access) Oct. 1999 to Nov. 2000;
                                                                Chief Financial Officer, Rocky Mountain
                                                                Internet (Internet services) from June
                                                                1997 to Aug. 1998.

Robert W. Toborg, 84       Trustee                February      Retired. Prior thereto, Director, Central        None.
                                                  1994          State Bank until Jan. 1999.


                                                     DATE FIRST
                                                     ELECTED OR
  NAME AND AGE                  POSITIONS HELD       APPOINTED             PRINCIPAL OCCUPATIONS                    OTHER
  AT 12-31-01                     WITH FUNDS         TO OFFICE **           DURING PAST 5 YEARS                  DIRECTORSHIPS
  -----------                     ----------         ------------            -------------------                 -------------

OTHER OFFICERS OF PEARL MUTUAL FUNDS:
Kevin J. Burns, 32              Vice-President of    January        Director since June 1998, Vice-President         None.
                                Investment           1998           of Investment Management and Chief
                                Management,                         Investment Officer since Feb. 2001, Asst.
                                Chief Investment                    Secretary and Asst. Treasurer since Jan.
                                Officer, Asst.                      1998, Vice President Jan. 1998 to Feb.
                                Secretary, and                      2001, and Research Director Jan. 1996 to
                                Asst. Treasurer                     Feb. 2001, Pearl Management Company.

Peggy A. Cherrier, 49           Asst. Secretary      March          Assistant Secretary since Feb. 2001,             None.
                                and Administrative   2001           Administrative Assistant since Aug. 2000,
                                Assistant                           Pearl Management Company;
                                                                    Administrative Assistant, Iowans for Tax
                                                                    Relief, Mar. 1999 to Aug. 2000; prior
                                                                    thereto, Legal Assistant, Allbee, Allison &
                                                                    Denning.

Karen J. Grell, 29              Asst. Treasurer      June           Assistant Treasurer since June 2001 and          None.
                                and Accountant       2001           Accountant Since Feb. 2001, Pearl
                                                                    Management Company; Bookkeeper,
                                                                    Davenport Printing Co., Dec. 1999 to Feb.
                                                                    2001; prior thereto, Bookkeeper, Kevin
                                                                    Grell Trucking.

Renata R. LaMar, 37             Asst. Treasurer      March          Assistant Treasurer and Financial                None.
                                and Financial        2001           Administrator since Feb. 2001,
                                Administrator                       Accountant, Aug. 2000 to Feb. 2001,
                                                                    Pearl Management Company;
                                                                    Accountant, Mar. 1997 to Aug. 2000,
                                                                    Heart of America Restaurants & Inns;
                                                                    prior thereto, Accountant, Cedar River
                                                                    Paper Co.

Robert H. Solt, 34              Executive Vice       February       Director since February 2001, Executive          None.
                                President, Chief     2001           Vice President, Chief Operating Officer,
                                Operating Officer,                  Chief Financial Officer, Secretary, and
                                Chief Financial                     Treasurer since June 2001, Vice
                                Officer, Secretary,                 President, Assistant Secretary, and
                                and Treasurer                       Assistant Treasurer, Feb. 2001 to June
                                                                    2001, Pearl Management Company; prior
                                                                    thereto, Officer, Iowans for Tax Relief,
                                                                    Tax Education Foundation, and Tax Education
                                                                    Support Organization (nonprofit public interest
                                                                    organizations).

* Mr. Stanley is an "Interested Person" of Pearl Mutual Funds, as defined in the Investment Company Act of 1940, because he is the Chairman, President, Chief Executive Officer, and a Director of Pearl Management Company, the investment manager for Pearl Mutual Funds.

** Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds' predecessor.

The business address of the Trustee and Officers affiliated with Pearl Mutual Funds is 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761. The addresses of the other Trustees are:

    Mr. Axel - 2007 Circle Drive, Muscatine, IA 52761
    Mr. Boeyink - 303 Woodcreek Lane, Muscatine, IA 52761
    Mr. Coder - 8711 East Pinnacle Peak Rd., Scottsdale, AZ 85255 Dr. DeJong - 4144 Saline Street, Pittsburgh, PA 15217
    Mr. Evans - 32500 El Diente Court, Evergreen, CO 80439
    Mr. Toborg - 815 Sunrise Circle, Muscatine, IA 52761

The Board of Trustees has overall responsibility for the conduct of the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the outstanding shares of the Funds or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

                        [LETTERHEAD OF DELOITTE & TOUCHE]

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Pearl Mutual Funds:

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund (formerly Mutual Selection Fund, Inc.) and Pearl Aggressive Growth Fund (collectively, the "Funds") as of December 31, 2001 and the related statements of operations for the periods then ended, and the changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Pearl Total Return Fund for years ended prior to December 31, 1999 were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, the results of their respective operations, changes in their respective net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

January 28, 2002

[LOGO]
Deloitte
Touche
Tohmatsu

                             PEARL TOTAL RETURN FUND
                             STATEMENT OF NET ASSETS
                               December 31, 2001

ASSETS:

  INVESTMENTS IN MUTUAL FUNDS, all common                                                                % of
    stocks of unaffiliated issuers:                                                     Shares            net            Market
                                                                                         owned          assets            value
                                                                                   ---------------  -------------  -----------------
    EQUITY MUTUAL FUNDS:
      Artisan Mid Cap Fund ......................................................          72,870          4.02%       $  1,879,307
      Berger Small Cap Value Fund, Institutional ................................         235,641         14.17%          6,633,301
      First Eagle SoGen Overseas Fund, Institutional ............................         546,278         14.04%          6,571,720
      Meridian Value Fund .......................................................         141,193          9.78%          4,577,475
      Oakmark International Fund, Class I .......................................         323,709         10.02%          4,690,546
      Oakmark Select Fund, Class I ..............................................         218,473         12.71%          5,951,213
      State Street Research Aurora Fund, Class A ................................          16,880          1.17%            546,083
      Tweedy Browne Global Value Fund ...........................................         189,418          7.50%          3,509,911
      Wasatch Core Growth Fund ..................................................         146,011         10.79%          5,051,976
      Weitz Partners Value Fund .................................................          53,810          2.40%          1,123,017
      William Blair International Growth Fund, Class I ..........................         167,658          5.59%          2,615,463
      American Century International Discovery Fund, Institutional ..............           7,776          0.17%             80,016
      Longleaf Partners Small-Cap Fund ..........................................           4,695          0.22%            101,787
                                                                                                    -------------  -----------------

               TOTAL EQUITY MUTUAL FUNDS ........................................                         92.58%         43,331,815
                                                                                                    -------------  -----------------

    INCOME MUTUAL FUNDS:
      PIMCO Total Return Fund, Institutional ....................................          45,043          1.01%            471,152
      Strong High Yield Bond Fund, Institutional ................................         362,984          6.15%          2,882,092
                                                                                                    -------------  -----------------

               TOTAL INCOME MUTUAL FUNDS.........................................                          7.16%          3,353,244
                                                                                                    -------------  -----------------

    MONEY MARKET MUTUAL FUND:
      Vanguard Money Market Prime ...............................................          22,268          0.05%             22,268
                                                                                                    -------------  -----------------

      TOTAL INVESTMENTS (cost $46,010,896, including
      reinvested dividends and distributions) ...................................                         99.79%         46,707,327

  Cash ..........................................................................                          0.29%            135,774
  Accrued interest on bank account ..............................................                          0.00%                565
                                                                                                    -------------  -----------------

               TOTAL ASSETS                                                                              100.08%         46,843,666
                                                                                                    -------------  -----------------
LIABILITIES:

  Investment manager's fees payable (Note 5, pages 20 and 21) ...................                          0.07%             31,648
  Payable to manager for expenses (Note 5, pages 20 and 21) .....................                          0.01%              4,213
  Other liabilities .............................................................                          0.00%                620
                                                                                                    -------------  -----------------

               TOTAL LIABILITIES                                                                           0.08%             36,481
                                                                                                    -------------  -----------------

NET ASSETS, applicable to 4,353,341 outstanding shares of
  beneficial interest (no par value); unlimited shares authorized ...............                        100.00%       $ 46,807,185
                                                                                                    =============  =================
      NET ASSET VALUE -- OFFERING AND
        REDEMPTION PRICE PER SHARE ..............................................                                      $      10.75
                                                                                                                   =================

NET ASSETS CONSIST OF:
    Capital .....................................................................                                      $ 46,156,768
    Accumulated undistributed net investment income .............................                                                64
    Accumulated net realized losses .............................................                                           (46,105)
    Net unrealized appreciation in value of investments .........................                                            696,458
                                                                                                                   -----------------
               TOTAL NET ASSETS                                                                                        $ 46,807,185
                                                                                                                   =================

                      See notes to financial statements.

                            PEARL TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

                                                                                Year Ended
                                                                             December 31, 2001
                                                                             -----------------
INVESTMENT INCOME:

Income:
  Dividends .................................................................        $1,022,907
  Interest on bank account ..................................................             4,353
                                                                                     ----------
          TOTAL INVESTMENT INCOME ...........................................         1,027,260


Expenses, current year (Note 5, pages 20 and 21):
  Associations ..............................................................             1,938
  Auditors' services ........................................................            62,116
  Custodian fees ............................................................             2,277
  Data processing ...........................................................            26,227
  Directors' fees (Note 6, page 21) .........................................            29,543
  Registration fees .........................................................             9,562
  Insurance .................................................................            16,682
  Investment management and
   administrative services fees (Note 5, pages 20 and 21) ...................           433,806
  Legal services ............................................................           110,249
  Meetings ..................................................................             5,751
  Other .....................................................................             1,094
                                                                                     ----------
     TOTAL EXPENSES BEFORE REIMBURSEMENT ....................................           699,245

Expenses reimbursed by investment manager (Note 5, pages 20 and 21) .........          (188,077)
                                                                                     ----------

          TOTAL EXPENSES ....................................................           511,168
                                                                                     ----------
          NET INVESTMENT INCOME .............................................           516,092
                                                                                     ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

 Net realized losses from investments (securities of unaffiliates issuers) ..           (46,661)

 Change in net unrealized appreciation of investments .......................         1,410,686
                                                                                     ----------

  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..........................         1,364,025
                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTSING FROM OPERATIONS .......................        $1,880,117
                                                                                     ==========

                       See notes to financial statements.

                            PEARL TOTAL RETURN FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Year Ended           Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                 December 31, 2001     December 31, 2001
                                                                                   -----------------     -----------------
FROM OPERATIONS:

     Net investment income ....................................................      $    516,092         $  3,291,672

     Net realized gains (losses) on investments ...............................           (46,661)           5,338,230

     Net unrealized appreciation (depreciation) of investments ................         1,410,686           (7,658,738)
                                                                                     ------------         ------------

         NET INCREASE IN NET ASSETS RESULTING
             FROM OPERATIONS ..................................................         1,880,117              971,164
                                                                                     ------------         ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7, page 21):

     Dividends from net investment income .....................................          (516,092)          (3,291,672)
     Distributions from net realized gains ....................................                 0           (5,338,230)
                                                                                     ------------         ------------

         DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS ..........................          (516,092)          (8,629,902)
                                                                                     ------------         ------------

FROM CAPITAL SHARES TRANSACTIONS:

     Proceeds received for shares sold (263,778 and 26,935 shares) ............         2,862,704              317,874

     Net asset value of shares (48,019 and 818,805 shares) issued
       in reinvestment of distributions .......................................           516,209            8,630,212

     Paid on redemption of shares (1,545,071 and 159,921 shares),
       including exchanges into Pearl Aggressive Growth Fund ..................       (16,810,394)          (2,017,661)
                                                                                     ------------         ------------

         INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARES TRANSACTIONS:
           (net decrease of 1,233,274 and net increase of 685,819 shares)......       (13,431,481)           6,930,425
                                                                                     ------------         ------------

TOTAL DECREASE IN NET ASSETS ..................................................       (12,067,456)            (728,313)

NET ASSETS:

     Beginning of period ......................................................        58,874,641           59,602,954
                                                                                     ------------         ------------

     End of period (including undistributed net investment income
       $64 and $181, respectively) ............................................      $ 46,807,185         $ 58,874,641
                                                                                     ============         ============

                       See notes to financial statements.

                             PEARL TOTAL RETURN FUND
                             -----------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                     YEARS ENDED DECEMBER 31, 2001 AND 2000
                     --------------------------------------

 1. ORGANIZATION. Pearl Total Return Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, no-load, open-end management investment company (mutual fund). The Fund is a series of Pearl Mutual Funds, a Massachusetts business trust, pursuant to a tax-free reorganization and a registration statement filed with the Securities and Exchange Commission that became effective on July 2, 2001. Prior to July 2, 2001, the Fund was named Mutual Selection Fund, Inc.

     The Fund's investments are limited to: (1) shares of mutual funds (open-end funds) that the Fund can buy no-load (with no applicable sales load or redemption fee); (2) shares of "low-load" mutual funds (open-end funds) that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Fund expects that substantially all of its investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Fund has never invested in closed-end funds); and (4) cash and cash equivalents.

 1. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Fund's distributions to its shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

     The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective January 1, 2001.

 3. INCOME TAXES. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Fund will not be required to pay any federal or state income taxes. Therefore, the Fund makes no provision for income taxes. As of December 31, 2001, the Fund had a capital loss carry-forward of $46,105 that is available to reduce future capital gains through December 31, 2009.

     Cost for federal income tax purposes is $46,010,869, including the amounts of all reinvested dividends and distributions, as of December 31, 2001; the aggregate gross unrealized appreciation is $2,782,482; and the aggregate gross unrealized depreciation is ($2,086,024); resulting in net unrealized appreciation of $696,458.

 4. INVESTMENT TRANSACTIONS. The Fund's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $27,107,761 and $39,699,457, respectively, for 2001. Purchases include reinvestments of dividends and distributions.

 5. INVESTMENT MANAGER; EXPENSES. Pearl Management Company (previously named Mutual Selection Management Company) is the Fund's investment manager (the "Manager"). The Investment Advisory Agreement which was effective through July 1, 2001, required the Manager to furnish investment advice and supervision, statistical and research services, and a complete program for management of the Fund's assets; assist the Fund in executing purchases and sales; provide office space for the Fund; and pay the Fund's sales and promotion expenses and compensation of the Fund's executives.

     Under the Investment Advisory Agreement, the Fund paid the Manager a fee at the annual rate of 0.81% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.48% of the Fund's net assets in excess of $100,000,000.

                             PEARL TOTAL RETURN FUND
                             -----------------------
                    NOTES TO FINANCIAL STATEMENTS (continued)
                    -----------------------------------------
                     YEARS ENDED DECEMBER 31, 2001 AND 2000
                     --------------------------------------

         As of July 2, 2001, when the reorganization referred to in Note 1 became effective, the Investment Advisory Agreement was replaced by an Investment Management Agreement and Administrative Services Agreement. These agreements designate Pearl Management Company as the Fund's Manager. The Manager has supervisory responsibility for the general management and investment of the Fund's assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Fund and pays all expenses of marketing the Fund's shares. Effective July 2, 2001, the Manager's combined fees are at the annual rate of 0.86% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of the Fund's net assets in excess of $100,000,000.

         The Fund's expenses are limited by contract with the Manager. The Fund's total operating expenses in any year (including the Managers fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.96% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. The Manager reimburses all the Fund's operating expenses beyond this limit. For 2001 expenses totaling $188,077 were reimbursed by the Manager. The Fund remains liable to the Manager for a cumulative net total of $193,342 reimbursed expenses which are to be repaid by the Fund in the future, subject to the annual expense limit. The Manager has waived any right to recover any reimbursed expenses incurred before 2001, except for $5,265.

         The expense limit was contained in the Investment Advisory Agreement through July 1, 2001. Effective July 2, 2001, the expense limit is contained in the Expense Limit Agreement and remains essentially the same, except that (1) the Manager has agreed to continue the expense limit at least through December 31, 2005, and (b) the Managers right to recover reimbursed expenses is limited to a period of five years.

         The Manager and its Officers, Directors, and shareholders, as a group, owned 1.48% of the Fund's outstanding shares as of December 31, 2001. Entities affiliated with one or more Officers and Directors of the Manager owned 92.60% of the Fund's outstanding shares as of December 31, 2001.

6. COMPENSATION. The Officers and one Director (David M. Stanley) of the Fund are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Fund. The Fund's six Directors who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. De Jong, David L. Evans, and Robert W. Toborg. They received from the Fund Directors' fees of $29,543 for 2001 and $28,400 for 2000.

 7. DISTRIBUTIONS. On January 31, 2002 the Fund paid an income dividend of $.1199 per share from 2001 net investment income, to shareholders of record on December 31, 2001. On January 25, 2001 the Fund paid an income dividend of $.6904 per share from 2000 net investment income, a short-term capital gains distribution of $.4851 per share from 2000 realized short-term capital gains, and a long-term capital gains distribution of $.6346 per share from 2000 realized long-term capital gains, to shareholders of record on December 31, 2000. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

                            PEARL TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA                                                    Year ended December 31,
 derived from the                       -------------------------------------------------------------------------------------------
 financial statements                     2001     2000     1999    1998     1997     1996      1995      1994      1993     1992
Net asset value,
 beginning of period .................. $ 10.54  $ 12.16  $ 10.45  $ 11.23  $ 10.94  $ 10.15   $  9.13   $  9.87   $  9.11  $  8.69
                                        -------  -------  -------  -------  -------  -------   -------   -------   -------  -------

INCOME FROM INVESTMENT
 OPERATIONS

Net Investment income .................    0.12     0.69     0.45     0.23     0.42     0.20      0.26      0.26      0.22     0.26


Net realized and unrealized
 gains (losses) on investments ........    0.21    (0.50)    2.37     0.29     1.19     1.24      1.67     (0.58)     0.99     0.42
                                        -------  -------  -------  -------  -------  -------   -------   -------   -------  -------
 Total investment operations ..........    0.33     0.19     2.82     0.52     1.61     1.44      1.93     (0.32)     1.21     0.68
                                        -------  -------  -------  -------  -------  -------   -------   -------   -------  -------

LESS DISTRIBUTIONS (NOTE 7, PAGE 21)

Dividends from net
 investment income ....................   (0.12)   (0.69)   (0.45)   (0.23)   (0.42)   (0.20)    (0.26)    (0.26)    (0.22)   (0.26)
Distributions from net
 realized capital gains
 on investments .......................    None    (1.12)   (0.66)   (1.07)   (0.90)   (0.45)    (0.65)    (0.16)    (0.23)    None
                                        -------  -------  -------  -------  -------  -------   -------   -------   -------  -------
Total distributions ...................   (0.12)   (1.81)   (1.11)   (1.30)   (1.32)   (0.65)    (0.91)    (0.42)    (0.45)   (0.26)
                                        -------  -------  -------  -------  -------  -------   -------   -------   -------  -------

Net asset value,
 end of period ........................ $ 10.75  $ 10.54  $ 12.16  $ 10.45  $ 11.23  $ 10.94   $ 10.15   $  9.13   $  9.87  $  9.11
                                        =======  =======  =======  =======  =======  =======   =======   =======   =======  =======

Total Return                               3.13%    1.56%   26.99%    4.60%   14.75%   14.19%    21.13%    (3.19%)   13.27%    7.80%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars) ...............   46,807   58,875   59,603   48,752   46,662   32,910    25,623     7,557     4,409    1,842
Ratio of net expenses to
 average net assets ...................    0.94%    0.93%    0.92%    0.94%    0.93%    0.95%     1.06%     1.48%     1.38%    1.49%
Ratio of gross expenses to
 average net assets ...................    1.29%    1.05%    0.92%    0.94%    0.93%    0.95%     1.06%     1.48%     1.38%    2.04%
Ratio of net investment
 income to average net assets .........    0.95%    5.62%    3.85%    1.94%    3.82%    1.87%     4.52%     3.09%     4.19%    2.96%
Ratio of investment income less
 gross expenses to average net assets .    0.61%    5.50%    3.91%    2.00%    3.86%    1.91%     4.59%     3.26%     3.85%    2.41%
Portfolio turnover (excluding
 money market mutual funds) ...........      50%      78%      85%      79%      55%      78%      102%       87%       71%      19%


                                                 See notes to financials statements

------------------------------------------------------------------------------------------------------------------------------------

                                       22

                          PEARL AGGRESSIVE GROWTH FUND
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2001

ASSETS:

  INVESTMENTS IN MUTUAL FUNDS, all common                                                                % of
    stocks of unaffiliated issuers:                                                     Shares            net            Market
                                                                                         owned          assets            value
                                                                                   ---------------  -------------  -----------------
    EQUITY MUTUAL FUNDS:
      Bogie Small Cap Growth Fund, Institutional Class...........................          83,175         10.57%       $  1,675,142
      Bridgeway Aggressive Growth Fund...........................................          24,133          5.87%            929,855
      Dreyfus Emerging Markets Fund..............................................         143,985         10.30%          1,632,787
      FMI Focus Fund.............................................................          49,283          9.19%          1,455,819
      Longleaf Partners International Fund.......................................         154,574         12.04%          1,907,445
      Needham Growth Fund........................................................          45,600          7.99%          1,266,770
      Nicholas Applegate International Small Cap Growth Fund, Series I...........          50,293          6.98%          1,105,951
      Oakmark Fund, Class I......................................................          42,372          9.43%          1,494,466
      Schroder International Smaller Companies Fund, Investor Class..............          67,478          4.08%            646,441
      Wasatch Micro Cap Fund.....................................................         343,230         14.32%          2,268,752
      Wasatch Small Cap Value Fund...............................................         350,474          9.07%          1,436,945
                                                                                                    -------------  -----------------

               TOTAL EQUITY MUTUAL FUNDS ........................................                         99.84%         15,820,373
                                                                                                    -------------  -----------------

    MONEY MARKET MUTUAL FUND:
      Vanguard Money Market Prime ...............................................           6,229          0.04%              6,229
                                                                                                    -------------  -----------------

      TOTAL INVESTMENTS (cost $15,922,380, including
      reinvested dividends and distributions) ...................................                         98.88%         15,826,602

  Cash ..........................................................................                          0.19%             30,424
  Accrued interest on bank account ..............................................                          0.00%                 53
                                                                                                    -------------  -----------------

               TOTAL ASSETS......................................................                        100.07%         15,857,079
                                                                                                    -------------  -----------------
LIABILITIES:

  Investment manager's fees payable (Note 5, pages 26 and 27) ...................                          0.06%             10,200
  Payable to manager for expenses (Note 5, pages 26 and 27) .....................                          0.01%              1,186
  Other liabilities .............................................................                          0.00%                 58
                                                                                                    -------------  -----------------

               TOTAL LIABILITIES ................................................                          0.07%             11,444
                                                                                                    -------------  -----------------

NET ASSETS, applicable to 1,600,917 outstanding shares of
  beneficial interest (no par value); unlimited shares authorized ...............                        100.00%       $ 15,845,635
                                                                                                    =============  =================
      NET ASSET VALUE -- OFFERING AND
        REDEMPTION PRICE PER SHARE ..............................................                                      $       9.90
                                                                                                                   =================

NET ASSETS CONSIST OF:
    Capital .....................................................................                                      $ 15,941,355
    Accumulated undistributed gains..............................................                                                58
    Net unrealized depreciation in value of investments .........................                                           (95,778)
                                                                                                                   -----------------
               TOTAL NET ASSETS..................................................                                      $ 15,845,635
                                                                                                                   =================

                      See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                                                 Period July 2, 2001 (inception)
                                                                                    through December 31, 2001
                                                                                 -------------------------------
INVESTMENT INCOME:

  Income:
   Dividends..................................................................                          $145,113
   Interest on bank account...................................................                             3,654
                                                                                 -------------------------------

             TOTAL INVESTMENT INCOME..........................................                           148,767

  Expenses current year (Note 5, pages 26 and 27):
   Associations...............................................................                               497
   Auditor's services.........................................................                             9,754
   Custodian fees.............................................................                             1,170
   Data processing............................................................                             6,027
   Directors' fees (Note 6, page 27)..........................................                             7,457
   Registration fees..........................................................                             6,534
   Insurance..................................................................                             5,561
   Investment management and
     administrative services fees (Note 5, pages 26 and 27)...................                            45,542
   Legal services.............................................................                            25,373
   Meetings...................................................................                             1,407
   Other......................................................................                               328
                                                                                 -------------------------------

             TOTAL EXPENSES BEFORE REIMBURSEMENT ..............................                          109,650

  Expenses reimbursed by investment manager (Note 5, pages 26 and 27)...........                         (58,812)
                                                                                 -------------------------------

                TOTAL EXPENSES................................................                            50,838
                                                                                 -------------------------------

                NET INVESTMENT INCOME.........................................                            97,929
                                                                                 -------------------------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

  Net realized gains from investments (securities of unaffiliated issuers)......                         152,267

  Change in net unrealized depreciation of investments..........................                         (95,778)
                                                                                 -------------------------------

             NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.................                            56,489
                                                                                 -------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                          $154,418
                                                                                 ===============================


                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  Period July 2, 2001 (inception)
INCREASE (DECREASE) IN NET ASSETS:                                   through December 31, 2001
                                                                  -------------------------------
FROM OPERATIONS:

  Net investment income .......................................                       $    97,929

  Net realized gains on investments ...........................                           152,267

  Net unrealized depreciation of investments ..................                           (95,778)
                                                                  -------------------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................................                           154,418

FROM DISTRIBUTIONS TO SHAREHOLDERS (NOTE 7, PAGE 27):

  Dividends from net investment income ........................                           (97,929)
  Distributions from net realized gains .......................                          (152,267)
                                                                  -------------------------------

    DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS ...............                          (250,196)


FROM CAPITAL SHARES TRANSACTIONS:

  Proceeds received for shares sold (1,575,659 shares) ........                        15,691,275

  Net asset value of shares issued in reinvestment
   of distributions (25,258 shares) ...........................                           250,138
                                                                  -------------------------------

    INCREASE IN NET ASSETS FROM CAPITAL SHARES
      TRANSACTIONS (net increase of 1,600,917 shares) .........                        15,941,413
                                                                  -------------------------------

TOTAL INCREASE IN NET ASSETS ..................................                        15,845,635

NET ASSETS:

  Beginning of period .........................................                                 0
                                                                  -------------------------------

  End of period ...............................................                       $15,845,635
                                                                  ===============================

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                          ----------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
            PERIOD JULY 2, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001
            ---------------------------------------------------------

 1. ORGANIZATION. Pearl Aggressive Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, no-load, open-end management investment company (mutual fund). The Fund is a series of Pearl Mutual Funds, a Massachusetts business trust, pursuant to a registration statement filed with the Securities and Exchange Commission that became effective on July 2, 2001.

         The Fund's investments are limited to: (1) shares of mutual funds (open-end funds) that the Fund can buy no-load (with no applicable sales load or redemption fee); (2) shares of "low-load" mutual funds (open-end funds) that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Fund expects that substantially all of its investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Fund has never invested in closed-end funds); and (4) cash and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Fund's distributions to its shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

         The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective January 1, 2001.

 3. INCOME TAXES. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Fund will not be required to pay any federal or state income taxes. Therefore, the Fund makes no provision for income taxes.

         Cost for federal income tax purposes is $15,922,380, including the amounts of all reinvested dividends and distributions, as of December 31, 2001; the aggregate gross unrealized appreciation is $377,241; and the aggregate gross unrealized depreciation is ($473,019); resulting in net unrealized depreciation of ($95,778).

4. INVESTMENT TRANSACTIONS. The Fund's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $17,631,245 and $1,656,141, respectively, for 2001. Purchases include reinvestments of dividends and distributions.

 5. INVESTMENT MANAGER; EXPENSES. Pearl Management Company (previously named Mutual Selection Management Company) is the Fund's investment manager (the Manager) in accordance with an Investment Management Agreement and Administrative Services Agreement. The Manager has supervisory responsibility for the general management and investment of the Fund's assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Fund and pays all expenses of marketing the Fund's shares. The Fund pays the Manager's combined fees at the annual rate of 0.86% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of the Fund's net assets in excess of $100,000,000.

         The Fund's expenses are limited by contract with the Manager. The Manager has agreed to continue this expense limit at least through December 31, 2005. The Fund's total operating expenses in any year (including the Manager's fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.96% of the Fund's average net assets up to

                          PEARL AGGRESSIVE GROWTH FUND
                          ----------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    -----------------------------------------
            PERIOD JULY 2, 2001 (INCEPTION) THROUGH DECEMBER 31, 2001
            ---------------------------------------------------------

         $30,000,000 (computed at the beginning of each month); 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. The Manager reimburses all the Fund's operating expenses beyond this limit. For 2001 expenses totaling $58,812 were reimbursed by the Manager. The Fund remains liable to the Manager for a cumulative net total of $58,812 reimbursed expenses which are to be repaid by the Fund in the future, subject to the annual expense limit. The Manager's right to recover reimbursed expenses is limited to a period of five years.

         The Manager and its Officers, Directors, and shareholders, as a group, owned 0.26% of the Fund's outstanding shares as of December 31, 2001. Entities affiliated with one or more Officers and Directors of the Manager owned 95.05% of the Fund's outstanding shares as of December 31, 2001.

6. COMPENSATION. The Officers and one Director (David M. Stanley) of the Fund are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Fund. The Fund's six Directors who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. De Jong, David L. Evans, and Robert W. Toborg. They received from the Fund Directors' fees of $7,457 for 2001.

 7. DISTRIBUTIONS. On January 31, 2002 the Fund paid an income dividend of $.0621 per share from 2001 net investment income and a long-term capital gains distribution of $.0966 per share from 2001 realized long-term capital gains, to shareholders of record on December 31, 2001. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

                          PEARL AGGRESSIVE GROWTH FUND
                              FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                                          Period July 2, 2001
derived from the                                                                 (inception) through
financial statements:                                                              December 31, 2001
                                                                                  ------------------
Net asset value,
  beginning of period .......................................................               $  10.00
                                                                                            --------
INCOME FROM INVESTMENT
OPERATIONS

Net investment income .......................................................                   0.06
                                                                                            --------
Total investment operations .................................................                   0.06
                                                                                            ========

LESS DISTRIBUTIONS (NOTE 7, PAGE 12)

Dividends from net investment
  income ....................................................................                  (0.06)
Distributions from net
  realized capital gains on investments .....................................                  (0.10)
                                                                                            --------
Total distributions .........................................................                  (0.16)
                                                                                            --------
Net asset value,
  end of period .............................................................               $   9.90
                                                                                            ========

Total return ................................................................                   0.60%
====================================================================================================

----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets,
  end of period (thousands of dollars) ......................................                 15,846
Ratio of net expenses
  to average net assets .....................................................                   0.96%*
Ratio of gross expenses
  to average net assets .....................................................                   2.07%*
Ratio of net investment income
  to average net assets .....................................................                   1.48%*
Ratio of investment income less
  gross expenses to average net assets.......................................                   0.60%*
Portfolio turnover (excluding
  money market mutual funds).................................................                     13%*

*Annualized

                       See notes to financial statements.
----------------------------------------------------------------------------